EXHIBIT 99


                        Collateral Stratification Report
                                  NCM NoDoc 5-2
                                      30 Yr


--------------------------------------------------------------------------------
Pool Summary                                 COUNT               UPB         %
--------------------------------------------------------------------------------
Non-Conforming                                  27    $14,478,607.00     19.03%
Conforming                                     415     61,604,374.00     80.97
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-05-01
AVG UPB: $172,133.44
GROSS WAC: 7.5201%
NET WAC: 6.921%
% SF/PUD: 83.52%
% FULL/ALT: 0.00%
% CASHOUT: 22.89%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 81.71%
% FICO > 679: 79.55%
% NO FICO: 0.00%
WA FICO: 713
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 20.49%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT               UPB         %
--------------------------------------------------------------------------------
Fixed                                          442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT               UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              14       $522,281.00      0.69%
$50,000.01 - $100,000.00                       103      8,093,347.00     10.64
$100,000.01 - $150,000.00                      121     15,086,080.00     19.83
$150,000.01 - $200,000.00                       86     14,792,530.00     19.44
$200,000.01 - $250,000.00                       48     10,540,286.00     13.85
$250,000.01 - $300,000.00                       32      8,772,800.00     11.53
$300,000.01 - $350,000.00                       12      3,897,300.00      5.12
$350,000.01 - $400,000.00                        4      1,493,000.00      1.96
$400,000.01 - $450,000.00                        7      3,022,032.00      3.97
$450,000.01 - $500,000.00                        5      2,367,225.00      3.11
$500,000.01 - $550,000.00                        2      1,098,000.00      1.44
$550,000.01 - $600,000.00                        1        553,500.00      0.73
$600,000.01 - $650,000.00                        4      2,544,100.00      3.34
$700,000.01 - $750,000.00                        1        742,500.00      0.98
$1,000,000.01 >=                                 2      2,558,000.00      3.36
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: $15,086.00
Maximum: $1,440,000.00
Average: $172,133.44
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT               UPB         %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                            372    $49,034,524.00     64.45%
$250,000.01 - $300,000.00                       32      8,772,800.00     11.53
$300,000.01 - $350,000.00                       12      3,897,300.00      5.12
$350,000.01 - $400,000.00                        4      1,493,000.00      1.96
$400,000.01 - $450,000.00                        7      3,022,032.00      3.97
$450,000.01 - $500,000.00                        5      2,367,225.00      3.11
$500,000.01 - $550,000.00                        2      1,098,000.00      1.44
$550,000.01 - $600,000.00                        1        553,500.00      0.73
$600,000.01 - $650,000.00                        4      2,544,100.00      3.34
$700,000.01 - $750,000.00                        1        742,500.00      0.98
$1,000,000.01 >=                                 2      2,558,000.00      3.36
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00   100.00%
--------------------------------------------------------------------------------
Minimum: $15,086.00
Maximum: $1,440,000.00
Average: $172,133.44
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT               UPB         %
--------------------------------------------------------------------------------
5.751% - 5.875%                                  3       $614,050.00      0.81%
5.876% - 6.000%                                  3        295,700.00      0.39
6.001% - 6.125%                                  2        155,000.00      0.20
6.126% - 6.250%                                  7        822,248.00      1.08
6.251% - 6.375%                                  5        524,520.00      0.69
6.376% - 6.500%                                 16      2,268,070.00      2.98
6.501% - 6.625%                                  7        823,700.00      1.08
6.626% - 6.750%                                 16      2,451,310.00      3.22
6.751% - 6.875%                                 28      4,172,140.00      5.48
6.876% - 7.000%                                 25      3,423,735.00      4.50
7.001% - 7.125%                                 27      5,478,592.00      7.20
7.126% - 7.250%                                 31      5,708,284.00      7.50
7.251% - 7.375%                                 19      3,255,399.00      4.28
7.376% - 7.500%                                 52      7,411,375.00      9.74
7.501% - 7.625%                                 39      7,835,006.00     10.30
7.626% - 7.750%                                 43      6,696,973.00      8.80
7.751% - 7.875%                                 33      5,340,901.00      7.02
7.876% - 8.000%                                 32      6,259,434.00      8.23
8.001% - 8.125%                                 17      3,035,850.00      3.99
8.126% - 8.250%                                 19      4,736,052.00      6.22
8.251% - 8.375%                                 10      3,196,412.00      4.20
8.376% - 8.500%                                  5        566,730.00      0.74
8.501% - 8.625%                                  2        606,500.00      0.80
8.751% - 8.875%                                  1        405,000.00      0.53
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 8.875%
Weighted Average: 7.520%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                MAY 2, 2003 13:43                    Page 1 of 4

                        Collateral Stratification Report
                                  NCM NoDoc 5-2
                                      30 Yr


--------------------------------------------------------------------------------
Net Rate                                     COUNT               UPB         %
--------------------------------------------------------------------------------
5.501% - 5.625%                                  3       $614,050.00      0.81%
5.626% - 5.750%                                  3        295,700.00      0.39
5.751% - 5.875%                                  2        155,000.00      0.20
5.876% - 6.000%                                  7        822,248.00      1.08
6.001% - 6.125%                                  9      1,041,520.00      1.37
6.126% - 6.250%                                 16      2,268,070.00      2.98
6.251% - 6.375%                                 13      1,697,250.00      2.23
6.376% - 6.500%                                 22      3,505,569.00      4.61
6.501% - 6.625%                                 47      7,424,500.00      9.76
6.626% - 6.750%                                 45      6,882,131.00      9.05
6.751% - 6.875%                                 63     10,845,433.00     14.25
6.876% - 7.000%                                 63     11,687,079.00     15.36
7.001% - 7.125%                                 39      6,322,711.00      8.31
7.126% - 7.250%                                 46      7,481,554.00      9.83
7.251% - 7.375%                                 30      7,590,750.00      9.98
7.376% - 7.500%                                 21      4,317,336.00      5.67
7.501% - 7.625%                                  7      1,527,680.00      2.01
7.626% - 7.750%                                  3        621,150.00      0.82
7.751% - 7.875%                                  2        578,250.00      0.76
7.876% - 8.000%                                  1        405,000.00      0.53
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 7.969%
Weighted Average: 6.921%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT               UPB         %
--------------------------------------------------------------------------------
360 - 360                                      442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT               UPB        %
-------------------------------------------------------------------------------
301 - 359                                      306    $50,809,775.00     66.78%
360 - 360                                      136     25,273,206.00     33.22
-------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 353
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0                                           136    $25,273,206.00     33.22%
1 - 1                                          280     46,977,510.00     61.75
2 - 2                                           18      2,947,020.00      3.87
4 - 4                                            2        239,500.00      0.31
5 - 5                                            1        179,000.00      0.24
6 - 6                                            3        216,745.00      0.28
7 - 12                                           2        250,000.00      0.33
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT               UPB         %
--------------------------------------------------------------------------------
620 - 629                                        2       $448,500.00      0.59%
630 - 639                                        7        774,686.00      1.02
640 - 649                                        5      1,010,300.00      1.33
650 - 659                                        4        409,800.00      0.54
660 - 669                                       32      6,351,480.00      8.35
670 - 679                                       40      6,562,810.00      8.63
680 - 689                                       44      6,419,287.00      8.44
690 - 699                                       43      7,555,762.00      9.93
700 - 709                                       60     11,484,577.00     15.09
710 - 719                                       35      5,814,529.00      7.64
720 - 729                                       29      4,392,097.00      5.77
730 - 739                                       28      5,064,585.00      6.66
740 - 749                                       23      3,808,533.00      5.01
750 - 759                                       22      5,179,545.00      6.81
760 - 769                                       22      3,422,165.00      4.50
770 - 779                                       23      3,332,175.00      4.38
780 - 789                                        9      1,668,800.00      2.19
790 - 799                                        7      1,289,550.00      1.69
800 - 809                                        6      1,028,400.00      1.35
810 - 819                                        1         65,400.00      0.09
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 623
Maximum: 813
Weighted Average: 713
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT               UPB         %
--------------------------------------------------------------------------------
15.01% - 20.00%                                  1        $70,000.00      0.09%
30.01% - 35.00%                                  3        315,000.00      0.41
35.01% - 40.00%                                  5      1,145,000.00      1.50
40.01% - 45.00%                                  7        841,750.00      1.11
45.01% - 50.00%                                  8        734,398.00      0.97
50.01% - 55.00%                                 13      1,320,150.00      1.74
55.01% - 60.00%                                 21      4,056,586.00      5.33
60.01% - 65.00%                                 25      3,775,070.00      4.96
65.01% - 70.00%                                 31      5,502,400.00      7.23
70.01% - 75.00%                                 23      4,274,100.00      5.62
75.01% - 80.00%                                 76     11,146,846.00     14.65
80.01% - 85.00%                                  9      1,781,774.00      2.34
85.01% - 90.00%                                 94     17,609,713.00     23.15
90.01% - 95.00%                                126     23,510,194.00     30.90
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 17.64%
Maximum: 95.00%
Weighted Average: 81.71%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 2, 2003 13:43                     Page 2 of 4

                        Collateral Stratification Report
                                  NCM NoDoc 5-2
                                      30 Yr


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT               UPB         %
--------------------------------------------------------------------------------
15.01% - 20.00%                                  1        $70,000.00      0.09%
30.01% - 35.00%                                  3        315,000.00      0.41
35.01% - 40.00%                                  5      1,145,000.00      1.50
40.01% - 45.00%                                  6        681,750.00      0.90
45.01% - 50.00%                                  8        734,398.00      0.97
50.01% - 55.00%                                 13      1,320,150.00      1.74
55.01% - 60.00%                                 20      2,616,586.00      3.44
60.01% - 65.00%                                 27      5,375,070.00      7.06
65.01% - 70.00%                                 31      5,502,400.00      7.23
70.01% - 75.00%                                 23      4,274,100.00      5.62
75.01% - 80.00%                                 76     11,146,846.00     14.65
80.01% - 85.00%                                  9      1,781,774.00      2.34
85.01% - 90.00%                                 94     17,609,713.00     23.15
90.01% - 95.00%                                126     23,510,194.00     30.90
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 17.640%
Maximum: 95.000%
Weighted Average: 81.828%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                          COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                      432    $73,949,331.00     97.20%
0.001% - 1.000%                                  1        163,400.00      0.21
16.001% - 21.000%                                2        586,500.00      0.77
26.001% - 31.000%                                4        651,250.00      0.86
36.001% - 41.000%                                1        204,250.00      0.27
46.001% - 51.000%                                1        153,000.00      0.20
76.001% - 81.000%                                1        375,250.00      0.49
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 77.00%
Weighted Average: 34.97%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT               UPB         %
--------------------------------------------------------------------------------
California                                      58    $15,590,582.00     20.49%
Florida                                         52      6,493,320.00      8.53
Virginia                                        33      5,069,154.00      6.66
New Jersey                                      29      4,669,600.00      6.14
Massachusetts                                   22      4,564,250.00      6.00
Illinois                                        18      4,093,790.00      5.38
Connecticut                                     15      3,696,521.00      4.86
Maryland                                        19      3,225,620.00      4.24
Nevada                                          18      3,034,940.00      3.99
Pennsylvania                                    22      2,215,121.00      2.91
New York                                         6      1,999,150.00      2.63
Arizona                                         13      1,922,100.00      2.53
New Mexico                                       7      1,780,757.00      2.34
Washington                                      11      1,587,500.00      2.09
Missouri                                        12      1,567,760.00      2.06
Ohio                                            13      1,563,520.00      2.06
Minnesota                                        7      1,476,060.00      1.94
Michigan                                         9      1,268,740.00      1.67
Wisconsin                                        9      1,262,645.00      1.66
Texas                                            9      1,240,850.00      1.63
Rhode Island                                     4        892,925.00      1.17
Vermont                                          3        845,175.00      1.11
Indiana                                          8        800,575.00      1.05
North Carolina                                   4        543,400.00      0.71
Oregon                                           4        541,462.00      0.71
South Carolina                                   5        521,950.00      0.69
Colorado                                         4        471,400.00      0.62
Tennessee                                        4        461,598.00      0.61
Idaho                                            4        449,150.00      0.59
Kansas                                           4        425,800.00      0.56
Louisiana                                        3        244,767.00      0.32
Mississippi                                      2        242,500.00      0.32
Iowa                                             2        231,400.00      0.30
District of Columbia                             1        207,900.00      0.27
Maine                                            2        189,500.00      0.25
New Hampshire                                    1        176,000.00      0.23
Delaware                                         1        124,877.00      0.16
Kentucky                                         1        120,000.00      0.16
North Dakota                                     1         98,160.00      0.13
Georgia                                          1         86,250.00      0.11
Oklahoma                                         1         86,212.00      0.11
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT               UPB         %
--------------------------------------------------------------------------------
North CA                                        33     $9,086,982.00     11.94%
South CA                                        25      6,503,600.00      8.55
States Not CA                                  384     60,492,399.00     79.51
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT               UPB         %
--------------------------------------------------------------------------------
95070                                            1     $1,440,000.00      1.89%
92648                                            1      1,118,000.00      1.47
87574                                            2        970,000.00      1.27
60025                                            1        742,500.00      0.98
01930                                            1        645,000.00      0.85
Other                                          436     71,167,481.00     93.54
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                MAY 2, 2003 13:43                    Page 3 of 4

                        Collateral Stratification Report
                                  NCM NoDoc 5-2
                                      30 Yr


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT               UPB         %
--------------------------------------------------------------------------------
Purchase                                       288    $51,746,171.00     68.01%
Cash Out Refi                                  106     17,415,848.00     22.89
No Cash Refi                                    48      6,920,962.00      9.10
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT               UPB         %
--------------------------------------------------------------------------------
No Doc                                         405    $67,841,331.00     89.17%
No Income, No Asset                             37      8,241,650.00     10.83
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                COUNT               UPB         %
--------------------------------------------------------------------------------
1-Family                                       308    $54,629,157.00     71.80%
PUD                                             53      8,917,571.00     11.72
2-Family                                        31      5,810,551.00      7.64
Low-rise Condo                                  31      3,581,052.00      4.71
3-Family                                         7      1,569,850.00      2.06
4-Family                                         6        992,600.00      1.30
Mfctrd Housing                                   5        460,600.00      0.61
High-rise Condo                                  1        121,600.00      0.16
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT               UPB         %
--------------------------------------------------------------------------------
Primary                                        414    $73,571,695.00     96.70%
Investor                                        20      1,599,306.00      2.10
Secondary                                        8        911,980.00      1.20
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                          COUNT                UPB         %
--------------------------------------------------------------------------------
N                                             442     $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                        442     $76,082,981.00    100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT               UPB         %
--------------------------------------------------------------------------------
Non-Balloons                                   442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT               UPB         %
--------------------------------------------------------------------------------
Curr LTV < 80%                                 213    $33,181,300.00     43.61%
Lender Paid                                    229     42,901,681.00     56.39
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI:    0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Pay Type                                     COUNT               UPB         %
--------------------------------------------------------------------------------
                                               442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Type                                    COUNT               UPB         %
--------------------------------------------------------------------------------
First Lien                                     442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Pledge Loan                                  COUNT               UPB         %
--------------------------------------------------------------------------------
                                               442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relocation                                   COUNT               UPB         %
--------------------------------------------------------------------------------
                                               442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Section-32                                   COUNT               UPB         %
--------------------------------------------------------------------------------
                                               442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Foreign Borrower                             COUNT               UPB         %
--------------------------------------------------------------------------------
N                                              430    $74,183,361.00     97.50%
Y                                               12      1,899,620.00      2.50
--------------------------------------------------------------------------------
Total:                                         442    $76,082,981.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 2, 2003 13:43                     Page 4 of 4